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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) June 21, 2007
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                                   Joystar, Inc.
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             (exact name of registrant as specified in its charter)

                                     California
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                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
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Commission File Number                        IRS Employer Identification Number

               95 Argonaut St. First Floor, Aliso Viejo, CA 92656
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
CHANGE IN FISCAL YEAR.

On June 21, 2007, Joystar, Inc., a California corporation (the "Company") filed an amendment to its Articles of Incorporation with the secretary of state of the state of California (the "Amendment"). The amendment provides for the name change of the Company from Joystar, Inc. to TRAVELSTAR, INC.
The Amendment also increases the Company's authorized capital from 50 million Shares of common stock to 200 million shares of common stock.
The amendment was approved by the majority of the Company's shareholders.

The Company's new trading symbol on NASD's over-the-counter Bulletin Board is "TVLS".

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

3.1      Amendment to the Articles of Incorporation filed on June 21, 2007.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 26, 2007                    JOYSTAR, INC.

                                           By: /s/ William M. Alverson
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                                               William M. Alverson
                                               President


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